THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                               as of June 30, 2001

 Principal
   Amount                                                             Value
------------                                                      ------------
                  U.S. TREASURY BILLS (a) (98.4%)
$    515,000        due 07/19/01, 3.150% ..................       $    514,070
  17,379,000        due 08/02/01, 3.785% ..................         17,311,756
  34,070,000        due 08/09/01, 3.500% ..................         33,920,560
  23,330,000        due 08/16/01, 3.375% ..................         23,218,694
  14,000,000        due 08/23/01, 3.600% ..................         13,918,439
  67,150,000        due 09/06/01, 3.520% ..................         66,710,154
     200,000        due 09/20/01, 3.380% ..................            198,479
   2,660,000        due 10/04/01, 3.510% ..................          2,635,182
  25,000,000        due 11/29/01, 3.350% ..................         24,648,191
                                                                  ------------
                      Total U.S. Treasury Bills ...........        183,075,525
                                                                  ------------
                  U.S. TREASURY NOTE (1.7%)
   3,000,000        due 04/30/02, 6.625% ..................          3,071,256
                                                                  ------------
                      TOTAL U.S. TREASURY NOTE ............          3,071,256
                                                                  ------------
TOTAL INVESTMENTS, AT AMORTIZED COST ................   100.1%     186,146,781
LIABILITIES LESS CASH AND OTHER ASSETS ..............    (0.1)        (107,939)
                                                        ------     -----------
NET ASSETS ..........................................   100.0%    $186,038,842
                                                        ======    ============
----------
(a) Rates shown are yields to maturity at time of purchase.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001

ASSETS:
      Investments, at amortized cost .........................    $ 186,146,781
      Cash ...................................................           50,392
      Interest receivable ....................................           33,485
                                                                  -------------

              Total Assets ...................................      186,230,658
                                                                  -------------
LIABILITIES:
      Payables for:
         Dividends declared ..................................           57,076
         Shareholder servicing/eligible institution fees .....           39,000
         Investment advisory fees ............................           26,000
         Professional fees ...................................           24,800
         Administrative fees .................................           18,000
         Accrued expenses and other liabilities ..............           26,940
                                                                  -------------
              Total Liabilities ..............................          191,816
                                                                  -------------
NET ASSETS, for 186,037,897 fund shares outstanding ..........    $ 186,038,842
                                                                  =============
Net Assets Consist of:
      Paid-in capital ........................................    $ 186,038,842
                                                                  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE .................    $        1.00
                                                                  =============

                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001

NET INVESTMENT INCOME:
  Income:
      Interest ...............................................    $  13,472,836
                                                                  -------------
  Expenses:
      Shareholder servicing/eligible institution fees ........          541,339
      Investment advisory fees ...............................          360,933
      Administrative fees ....................................          241,289
      Custodian fees .........................................           89,291
      Professional fees ......................................           28,527
      Board of Trustees' fees ................................           19,874
      Miscellaneous expenses .................................           51,925
                                                                  -------------
      Total Expenses .........................................        1,333,178
              Expense offset arrangement .....................          (29,236)
                                                                  -------------
              Net Expenses ...................................        1,303,942
                                                                  -------------
Net Investment Income ........................................    $  12,168,894
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                 For the years ended June 30,
                                                 -----------------------------
                                                     2001            2000
                                                 ------------    -------------
INCREASE IN NET ASSETS:
>From Operations:
        Net investment income ...............   $  12,168,894    $   7,902,492
Dividends declared from net investment income     (12,167,949)      (7,902,492)
                                                -------------    -------------
        Net increase in net assets ..........             945                0
                                                -------------    -------------
>From Fund Share (Principal) Transactions at
  Net Asset Value of $1.00 per share:
      Fund shares sold ......................     987,616,475      781,576,481
      Fund shares issued in reinvestment
        of dividends ........................       3,690,664        3,128,851
      Fund shares repurchased ...............    (939,694,086)    (843,502,615)
                                                -------------    -------------
        Net increase (decrease) in net
          assets resulting from fund
          share transactions ................      51,613,053      (58,797,283)
                                                -------------    -------------
          Total increase (decrease) in
            net assets ......................      51,613,998      (58,797,283)
NET ASSETS:
      Beginning of year .....................     134,424,844      193,222,127
                                                -------------    -------------
      End of year ...........................   $ 186,038,842    $ 134,424,844
                                                =============    =============

                              FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

                                                                        For the years ended June 30,
                                                            -----------------------------------------------------
                                                          2001        2000         1999          1998        1997
                                                          -----       -----        -----         -----       -----
Net asset value, beginning of year..................      $1.00       $1.00         $1.00       $1.00       $1.00
Income from investment operations:
  Net investment income.............................       0.05        0.05          0.04        0.05        0.04
Dividends to shareholders from net
  investment income.................................      (0.05)      (0.05)        (0.04)      (0.05)      (0.04)
                                                          -----       -----         -----       -----       ------
Net asset value, end of year .......................      $1.00       $1.00         $1.00       $1.00       $1.00
                                                          =====       =====         =====       =====       ======
Total return........................................       5.20%       4.75%         4.15%       4.78%       4.75%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)...........   $186,039    $134,425      $193,222    $194,694    $160,458
  Ratio of expenses to average net assets...........       0.55%       0.57%         0.62%       0.56%       0.55%
  Ratio of net investment income to
    average net assets..............................       5.00%       4.68%         4.07%       4.70%       4.65%

   The accompanying notes are an integral part of these financial statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 2001, there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

            B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. At June 30, 2001, the cost of investments for federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

            E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Trust has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the year ended June 30, 2001, the Fund incurred $360,933 for advisory services.

      Administrative Fees. The Trust has an administration agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. BBH has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBH. For the year ended June 30, 2001, the Fund incurred $241,289 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the Fund's average daily net assets. For the year ended June 30, 2001, the Fund incurred $541,399 for shareholder servicing/eligible institution services.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended June 30, 2001, the Fund incurred $19,874 for the trustee fees.

      Custody Fees. The Fund has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended June 30, 2001, the Fund incurred $89,291 for custody services. These fees were reduced $29,236 as a result of an expense offset arrangement with the Fund's custodian.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street U.S. Treasury Money Fund (a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street U.S. Treasury Money Fund (a series of The 59 Wall Street Trust) (the "Fund") as of June 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2001 and 2000, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Treasury Money Fund at June 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP


Boston, Massachusetts
August 23, 2001

The 59 Wall Street Trust

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This   report  is   submitted   for  the   general
information of shareholders  and is not authorized
for  distribution to prospective  investors unless
preceded   or    accompanied   by   an   effective
prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street U.S.
Treasury Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                            U.S. Treasury Money Fund

                                  ANNUAL REPORT
                                  June 30, 2001